Commitments and Contingencies	12 Months Ended
Dec. 31, 2023
Disclosure of other provisions, contingent liabilities and contingent assets [Abstract]
Commitments and Contingencies	Commitments and Contingencies
In addition to the commitments disclosed elsewhere in the financial statements, the Company has incurred the following contractual commitments, either directly or through its interests in joint operations and joint ventures.
Approximate future payments under these agreements are as follows:

	2024	2025	2026	2027	2028	2029 and thereafter	Total
Natural gas, transportation and other contracts	55	49	50	48	57	436	695
Transmission	9	9	6	4	5	93	126
Coal supply agreements	86	71	—	—	—	—	157
Long-term service agreements	60	57	42	44	37	184	424
Operating leases	3	3	2	2	2	25	37
Growth	47	—	—	—	—	—	47
Total	260	189	100	98	101	738	1,486
Commitments
Natural Gas, Transportation and Other Contracts
The Company has fixed price or volume natural gas purchase and transportation contracts. Included in these contracts are 15-year natural gas transportation agreements for a total of up to 400 terajoules ("TJ") per day on a firm basis, ending in 2036 to 2038 and eight-year natural gas transportation agreements for 75 TJ per day related to the Sheerness facility ending in 2030 to 2031.
Transmission
The Company has several agreements to purchase transmission network capacity in the Pacific Northwest. Provided certain conditions for delivering the service are met, the Company is committed to the transmission at the supplier’s tariff rate whether it is awarded immediately or delivered in the future after additional facilities are constructed.
Coal Supply Agreements
Various coal supply and associated rail transport contracts are in place to provide coal for use in production at the Centralia thermal facility. The coal supply agreements allow TransAlta to take delivery of coal at fixed volumes with dates extending to 2025.
Long-Term Service Agreements
TransAlta has various service agreements in place, primarily for inspections, repairs and maintenance that may be required on natural gas facilities, equipment for gas and turbines at various wind facilities.
Operating Leases
Operating leases include lease commitments not recognized under IFRS 16 and lease commitments that have not yet commenced, mainly related to buildings, vehicles and land.
Growth
Commitments for growth include the following projects: Horizon Hill wind project, White Rock wind projects, the Australian capacity and transmission expansions, the Mount Keith 132kV expansion and various other growth projects.
Contingencies
TransAlta is occasionally named as a party in various claims and legal and regulatory proceedings that arise during the normal course of its business. TransAlta reviews each of these claims, including the nature of the claim, the amount in dispute or claimed and the availability of insurance coverage. There can be no assurance that any particular claim will be resolved in the Company’s favour or that such claims may not have a material adverse effect on TransAlta. Inquiries from regulatory bodies may also arise in the normal course of business, to which the Company responds as required.
The Company conducts internal reviews of its offers and offer behaviour in both the energy and ancillary services markets in Alberta on an ongoing basis and will self-report suspected contraventions or respond to inquiries from regulatory agencies as required. There currently is no certainty that any particular matter will be resolved in the Company’s favour or that such matters may not have a material adverse effect on TransAlta.
Brazeau Facility - Well License Applications to Consider Hydraulic Fracturing Activities
The Alberta Energy Regulator ("AER") issued a subsurface order on May 27, 2019, which does not permit any hydraulic fracturing within three kilometres of the Brazeau facility but permits hydraulic fracturing in all formations (except the Duvernay) within three to five kilometres of the Brazeau facility. Subsequently, two oil and gas operators submitted applications to the AER for 10 well licences (which include hydraulic fracturing activities) within three to five kilometres of the Brazeau facility.
The Company's position, based on independent expert analysis commissioned by the Government of Alberta, is that hydraulic fracturing activities within five kilometres of the Brazeau facility pose an unacceptable risk and that the applications should be denied. The regulatory hearing to consider these applications - Proceeding 379 - was adjourned to April 2025. The other parties to the hearing, including the Company, have supported the adjournment.
Brazeau Facility - Claim against the
Government of Alberta
On Sept. 9, 2022, the Company filed a Statement of Claim against the Alberta Government in the Alberta Court of King’s Bench seeking a declaration that: (a) granting mineral leases within five kilometres of the Brazeau facility is a breach of the 1960 agreement between the Company and the Alberta Government; and (b) the Alberta Government is required to indemnify the Company for any costs or damages that result from the risks of hydraulic fracturing near the Brazeau facility. On Sept. 29, 2022, the Alberta Government filed its Statement of Defence, which asserts, among other things, that the Company: (a) is trying to usurp the jurisdiction of the AER; and (b) is out of time under the Limitations Act (Alberta). The trial was scheduled for two weeks starting Feb. 26, 2024. The parties to the matter, along with Cenovus Energy Inc., sought an adjournment when AER Proceeding 379 was adjourned. The trial is scheduled to resume in February 2025 in the event the parties are unable to resolve the dispute prior to such date.
Garden Plain
Garden Plain I LP, a wholly owned subsidiary of the Company, retained a third-party contractor to construct the Garden Plain wind project near Hanna, Alberta. The contractor experienced scheduling delays, challenges with construction and significant cost overruns, resulting in overdue deadlines, and has asserted a claim for $49 million in damages. The Company disputes this claim in its entirety and asserts a counterclaim. The parties have initiated the dispute resolution procedure, and the arbitration hearing is set down for three weeks starting April 14, 2025.
Hydro Power Purchase Arrangement ("Hydro PPA") Emissions Performance Credits
The Balancing Pool claimed entitlement to 1,750,000 Emission Performance Credits ("EPCs") earned by the Alberta Hydro facilities as a result of TransAlta opting those facilities into the Carbon Competitiveness Incentive Regulation and Technology Innovation and Emissions Reduction Regulation from 2018-2020 inclusive. The EPCs under dispute had no recorded book value as they were internally generated. The Balancing Pool claimed ownership of the EPCs because it believed the change-in-law provisions under the Hydro PPA required the EPCs to be passed through to the Balancing Pool. TransAlta disputed this claim. The parties have reached a confidential settlement and this matter is now resolved.
Sundance A Decommissioning
TransAlta filed an application with the Alberta Utilities Commission seeking payment from the Balancing Pool for TransAlta’s decommissioning costs for Sundance A, including its proportionate share of the Highvale mine. The Balancing Pool and Utilities Consumer Advocate are participating as interveners because they take issue with the decommissioning costs claimed by TransAlta. The application is being heard in the first quarter of 2024 with a decision expected to be rendered in the third quarter of 2024.